Investor Presentation Ticker: EGBN EagleBankCorp.com February 2021

Forward Looking Statements 2 This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, Annual Report on Form 10-K and other periodic and current reports filed with the SEC. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company’s past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. This presentation was delivered digitally. The Company makes no representation that subsequent to delivery of the presentation it was not altered. For the most current, accurate information, please refer to www.eaglebankcorp.com and go to the Investor Relations tab. For further information on the Company please contact: David G. Danielson P 240-552-9534 E ddanielson@eaglebankcorp.com

Experienced Senior Management Team 3 Susan Riel CEO & President, Eagle Bancorp & EagleBank 44 years in banking 23 years with EGBN Charles Levingston EVP & Chief Financial Officer, Eagle Bancorp & EagleBank 20 years in banking 9 years with EGBN Executive Vice President and Chief Financial Officer of the Bank and Company as of April 2017, most recently served as Executive Vice President of Finance at the Bank. Mr. Levingston, a CPA, served in various financial and senior management roles at the bank prior to his current role. Mr. Levingston joined the bank in January 2012, and previously worked at the Federal Reserve Banks of Atlanta and Philadelphia as a commissioned Bank Examiner, and at PriceWaterhouseCoopers as a Manager in the Advisory practice. He has over 20 years of experience in the banking industry. Chief Executive Officer of the Bank and Company, and formerly Chief Operating Officer. Ms. Riel has been with the bank for 22 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution’s acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 44 years of experience in the commercial banking industry. Ms. Riel was recently included in the Bisnow 2017 Power Series: Women of Influence in Commercial Real Estate. Janice Williams EVP, Eagle Bancorp; Senior EVP & Chief Credit Officer, EagleBank 26 years in banking 17 years with EGBN Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past 17 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland.

Experienced Senior Management Team 4 Joined EagleBank in June 2020 as the Chief Risk Officer. Prior to this, he was Managing Director for the Risk and Finance Advisory Practice in Deloitte’s Banking and Capital Markets Group, where he focused on the development of ERM and risk-category-specific governance structures and management frameworks. He also served as Managing Director at FTI Consulting. He holds a B.S. in Finance and Accounting and an M.S. in Finance-Investments and Capital Markets from the University of Wisconsin, Madison. Joined EagleBank in January 2020 as the Chief Legal Officer. He is responsible for all legal and compliance oversight at the bank. Mr. Saltzman was recently a Partner in the Banking and Financial Institutions Advisory Practice at White & Case and Vice Chairman at Deutsche Bank, where he helped lead capital stress testing, regulatory remediation and transaction banking in the Americas region. He holds a B.A. from Clark University and a J.D. from Boston University School of Law. Jeff Curry EVP & Chief Risk Officer, Eagle Bancorp & EagleBank 42 years in financial services <1 years with EGBN Paul Saltzman EVP & Chief Legal Officer, Eagle Bancorp & EagleBank 35 years in financial services 1 years with EGBN Lindsey Rheaume EVP, Eagle Bancorp; EVP & Chief Commercial & Industrial Lending Officer, EagleBank 35 years in banking 6 years with EGBN Antonio Marquez EVP, Eagle Bancorp; Senior EVP & President of Commercial Banking, EagleBank 35 years in banking 10 years with EGBN Joined EagleBank in 2011 as the Chief Real Estate Lender. Prior to joining EagleBank, he established the real estate lending franchise for HSBC for the Washington, DC market Earlier he was the head of Commercial Real Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in New York and The Riggs National Bank in Washington, D.C. Mr. Marquez has over 35 years of experience in the banking industry in the Washington, DC metropolitan area. Joined EagleBank as Chief C&I Lending Officer in December 2014 and has over 35 years of commercial lending, credit risk and managerial experience in the financial industry. Most recently, he served as relationship executive for JP Morgan Chase, responsible for business development in the DC, suburban Maryland and Northern Virginia market. Previously, he served as executive vice president and commercial lending manager at Virginia Commerce Bank—which was acquired by United Bank in 2014—where he managed the bank’s entire commercial and industrial lending activities. Earlier in his career, he held senior commercial lending and credit positions with SunTrust Bank, GE Capital and Bank of America.

Board Focused on Vision and Oversight



Matthew Brockwell

Director, Chair – Governance & Nominating Committee

1 year with EGBN

Former Audit Partner at PricewaterhouseCoopers LLP (PwC). His practice included both SEC registered and privately held companies,



Steve Freidkin

Director

<1 years with EGBN

CEO/founder of Ntiva, Inc., a technology firm that provides businesses with advanced technology expertise and support.



Ernie Jarvis

Director

<1 years with EGBN

Managing Principal of Jarvis Commercial Real Estate, Previously, Jarvis was with First Potomac Realty Trust and CBRE.



Theresa LaPlaca

Director, Chair - Risk Committee

1 years with EGBN

Former EVP and Head of the Conduct Risk Management Group and a member of the Management Committee at Wells Fargo & Co. Prior to that she was the CFO of Wells Fargo's Wealth and Investment Management businesses.



Leslie Ludwig

Director, Chair - Compensation Committee

4 years with EGBN

Co-founder of L&L Advisors, a commercial real estate consulting firm, and retired Partner and Chair of the Management Committee at JBG Smith (formerly JBG Companies)



Norman Pozez

Executive Chair - Board of Directors

12 years with EGBN

Chairman & CEO of the Uniwest Companies which is comprised of four operating companies related to the real estate and construction industry.



Kathy Raffa

Director, Chair - Audit Committee

5 years with EGBN

President of Raffa, PC, a top 100 accounting firm based in Washington, D.C., until its 2018 merger with Marcum, LLP. She currently serves as the Office Managing Partner for Marcum's Washington, D.C. region offices.



Susan Riel

Director, President & CEO

23 years with EGBN

Prior to becoming CEO in 2019, was a Sr. EVP/COO of the Bank, and EVP of the Company. Joined the Company in 1998, and has been a member of the Company Board of Directors since 2017.



James Soltesz

Director

13 years with EGBN

Chief Executive Officer of Soltesz, Inc., an engineering and consulting firm, since 2006.



Benjamin Soto

Director

14 years with EGBN

Principal of Premium Title and Escrow, LLC, a Washington, D.C.-based full service title company and is a real estate transactions attorney.

EAGLE BANCORP, INC.

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Summary Statistics 6 Total Assets $ billion Total Loans $ billion Total Deposits $ billion Tangible Common Equity $ billion Shares Outstanding (at close December 31, 2020) 31,779,663 Market Capitalization (at close February 5, 2021) $1.4 billion Tangible Book Value per Common Share $35.74 Institutional Ownership 74% Member of Russell 2000 yes Member of S&P SmallCap 600 yes Note: Financial data at or for the quarter ended December 31, 2020 unless otherwise noted (1) Please refer to the Non-GAAP reconciliation and footnotes in the appendices. (2) Based on February 5, 2021 closing price of $45.17 per share. (1) (1) (2)

Our Story 7 *Please refer to the Non-GAAP reconciliation and footnotes in the appendices. Note: TBVPS is adjusted for - 5:4 stock split 3/31/2000, 7:5 stock split 6/15/2001, 1.3:1 stock split 2/28/2005; 1.3:1 stock split 7/5/2006; 10% stock dividend 10/1/2008 and 10% stock dividend 6/14/2013.

Investment Rationale 8 Solid capitalization and conservative capital management Well-managed asset quality Above average peer returns Superior efficiency with limited branch network Recognized expertise in CRE, C&I and residential mortgage lending Strategically positioned in one of the most attractive markets in the U.S. Dedicated, diverse and experienced Board focused on vision and governance

Key Financial Metrics – 4th Quarter 9 • Solid Capital Ratios: – Tangible Common Equity(1) | 10.31% – Tier 1 Leverage | 10.31% – Total Risk Based Capital | 17.04% • Ample Reserves & Clean Asset Quality: – ACL/Loans | 1.41% – NPAs/Assets | 0.59% – NCOs/Average Loans | 0.28% • Strong Returns: – ROAA | 1.39% – PPNR/AA(1) | 2.02% – ROATCE(1) | 13.69% Note: Financial data at or for the quarter ended December 31, 2020. NCOs, returns and dividend yield are annualized. (1) Please refer to the Non-GAAP reconciliation and footnotes in the appendices; (2) Computed by dividing noninterest expense by the sum of net interest income and noninterest income; (3) Computed by dividing total deposits by 20 branch locations; 4) Based on February 5, 2021 closing price of $45.17 per share. • Net Interest Margin | 2.98% – Yield on Loans | 4.50% – Cost of Funds | 0.48% • Limited branch network: – Efficiency Ratio(2) | 38% – Deposits per branch(3) | $459 million • Average noninterest bearing deposits/ Deposits | 33% • Cash Dividend: – Yield(4) | 1.95% – Dividend payout ratio | 18.2%

Attractive & Resilient Market 10 • Washington DC MSA – Market is the 6th largest in the U.S. – Population of 6 million with a projected annual growth rate of 4.05% – Workforce of 3.3 million – 2021 median household income of $109,000 vs. $68,000 U.S. – Unemployment of 5.7% in November down from 6.9% in September (US 6.7% in December) • Business strength – Two largest industries less impacted by COVID ▪ Federal government & government contracting ▪ Professional services – Major presence by technology, medical and educational institutions – Home to 17 Fortune 500 companies – Ongoing large construction projects – Top 25 projects total estimated cost of $12.6 billion* – Amazon HQ2 hired its 1,000th local employee last summer, target is 25,000 – #1 location for data centers (Dulles corridor) *Washington Business Journal 8/7/2020. Sources: US Bureau of Labor Statistics, S&P Global Market Intelligence, Washington Business Journal Book of Lists, Washington Post, Fortune .

295 495 95 495 495 270 395 66 66 Bethesda Lanham Chevy Chase Twinbrook Rockville Shady Grove Rosslyn Ballston Silver Spring Park Potomac Merrifield Alexandria Fairfax Tysons Corner Reston Dulles Town Center Chantilly HQ RHQ RHQ MONTGOMERY COUNTY PRINCE GEORGE’S COUNTY FAIRFAX COUNTY ARLINGTON COUNTY LOUDOUN COUNTY DC MD MDVA Corporate Headquarters Regional Headquarters Loan Office Branch Branch System Lending Office Virginia 9 Maryland 6 2 Washington, DC 5 Total 20 2 Limited Network of Offices 11

Local Leader in Deposit Share

$'s in millions

Rank	Local HQ Rank	Company Name	Headquarters City, State	# of Branches	Average Deposits Per Branch	June 30, 2020 Deposits	June 30, 2020 Market Share
1	1	Capital One	McLean, VA	77	$620	$47,721	19.3%
2		Bank of America	Charlotte, NC	133	302	40,117	16.2%
3		Wells Fargo	San Francisco, CA	137	256	35,126	14.2%
4		Truist	Charlotte, NC	242	143	34,514	14.0%
5		PNC	Pittsburgh, PA	139	109	15,217	6.2%
6		Citigroup	New York, NY	32	290	9,281	3.8%
7		United Bankshares	Charleston, WV	55	166	9,127	3.7%
8	**2**	**Eagle Bancorp**	**Bethesda, MD**	**20**	**399**	**7,985**	**3.2%**
9	3	Sandy Spring	Olney, MD	46	167	7,680	3.1%
10		Toronto-Dominion	Toronto	48	119	5,730	2.3%
11		M&T Bank	Buffalo, NY	66	77	5,077	2.1%
12		HSBC Holdings	London	9	456	4,102	1.7%
13		Atlantic Union	Richmond, VA	14	221	3,089	1.3%
14	4	Burke & Herbert B&T	Alexandria, VA	24	113	2,706	1.1%
15		Workers United	Philadelphia, PA	1	2,033	2,033	0.8%
16	5	Capital	Rockville, MD	5	314	1,570	0.6%
17	6	John Marshall	Reston, VA	8	196	1,565	0.6%
18	7	FVCBankcorp	Fairfax, VA	8	187	1,493	0.6%
19	8	MainStreet	Fairfax, VA	7	192	1,345	0.5%
20		First Abu Dhabi	Washington, DC	1	1,292	1,292	0.5%
21	9	Congressional	Chevy Chase, MD	6	206	1,235	0.5%
22		WesBanco	Wheeling, WV	12	97	1,162	0.5%
23	10	Chain Bridge	McLean, VA	1	966	966	0.4%
24		JPMorgan Chase	New York, NY	35	27	939	0.4%
25	11	Presidential	Bethesda, MD	10	61	606	0.2%
		All other market participants		96	56	5,365	2.2%
		Market Total		**1,232**	**$201**	**$247,043**	**100.0%**

73.7% (Ranks 1–6 combined market share)

- **Market dominated by large banks**
  - Top 6 have 73.7% market share
- **Eagle has a significant deposit base with a limited network of 20 offices**
  - Contributes to improved efficiency
- **Eagle deposits as of year-end 2020 were $9.2 billion**
  - Up $1.2 billion from June 30th
  - Average deposits per branch up to $459 million

Note: Market includes Maryland counties of Montgomery and Prince George's; Virginia counties of Alexandria, Arlington, Fairfax, Fairfax City, Falls Church, Loudoun, Manassas, Manassas Park and Prince William; and the District of Columbia. Data excludes Morgan Stanley's subsidiary E*Trade whose deposits are substantially gathered from outside of the defined market area. Also excludes credit unions.

Source: S&P Global Market Intelligence.

EAGLE BANCORP, INC.
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Diversity, Inclusion and Involvement 13 • Diversity of Board & Senior Management – Board of 10 includes 4 women (including the CEO) and 2 men who identify as minorities – Senior Management of 7 includes 2 women and 1 man who identifies as a minority • Diversity & Inclusion Council established in 2020 – 16 diverse employees from across the company – Council head is a man who identifies as minority – Executive sponsor is the CEO – Two board members, a woman and a man who identifies as a minority, act as liaison to the Council – Committee is newly formed and in process of finalizing its charter and forming goals

COVID-19 Update 14 • 2020 – Adopted CECL and built reserves to 1.41% of loans – Maintained productivity working remotely – PPP loans to over 1,400 business with total balances of $456 million at the end of the 3rd quarter – Net charge-offs were 0.26% of average loans – Ended the year with NPAs/assets of 0.59% • January/February 2021 – Reached out to clients about the new round of PPP funding – Began taking applications in mid-January • Emerging from COVID-19 – Large and resilient market – A new administration typically generates more government contracts and a rise in professional services – We expect the vaccine rollout and proposed stimulus will likely have an outsized positive impact on hospitality and restaurant industries – Low loan/deposit ratio of 84.4% – Risk based capital of 17.04%

$6,076 $6,890 $7,479 $8,389 $8,989 $11,118 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y (in m ill io ns ) Assets $5,158 $5,716 $5,854 $6,974 $7,224 $9,189 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y (in m ill io ns ) Deposits $455 $4,998 $5,678 $6,412 $6,991 $7,546 $7,760 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y (in m ill io ns ) Loans HFI Loans excl PPP PPP Loans Assets grow past $11 billion 15 • Historically, loan growth drove asset growth ‒ Loan growth of 10.8% (CAGR) from 2015-2019 • 2020 asset growth driven by deposits ‒ Deposits up $1.97 billion ‒ Assets up $2.13 billion ‒ Loans up $214 million • Focus remains on loan quality and clients ‒ Maintaining high quality originations ‒ Serving existing clients ‒ $455 million PPP (origination fees approx.3.0%)

Solid capitalization & growth of RBC 16 Note: Peers are depository institutions with assets from $7-$15 billion as of December 31, 2020 (excludes savings banks, thrifts and mutuals). 2020Y is through the most recently reported quarter end. Source: S&P Global Market Intelligence. • Capitalization ‒ Tangible common equity levels above peers ‒ Strong earnings continue to supplement capital ‒ RBC at 17.04% give us room to lend as economy returns to normal • Capital management ‒ 2019 Stock Repurchase Plan: Completed in mid-December 2020 ‒ 2021 Stock Repurchase Plan: For up to 1.6 million shares (5% of outstanding) ‒ Dividends: $0.22 per share dividends declared each quarter starting in the 2nd quarter of 2019 • Access to capital markets ‒ Subordinated Notes: $150 million of 10 Year, 5 Year non-call, 5.00% sold in July 2016 ‒ Common Equity: $100 million of raised through an underwritten offering in March 2015 ‒ Subordinated Notes: $70 million of 10 Year non- call 5.75% sold in August 2014 10.56% 10.84% 11.44% 12.11% 12.22% 10.31% 8.65% 8.75% 8.93% 9.28% 9.59% 9.09% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y Tang. Common Equity / Tang. Assets (Non-GAAP)* EagleBancorp Peer Median

Efficiency continues to be a strength



Efficiency Ratio*
42.5%
62.3%
40.3%
60.2%
37.8%
58.5%
37.3%
56.3%
40.0%
56.7%
39.3%
57.1%
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
EagleBancorp
Peer Median

- **Efficiency much better than peers**
  - Focus on higher value business relationships
  - Branches focused on commercial sub-markets
  - Average deposits per branch of $459 million
- **Efficiency Components**
  - Non interest income benefitted from large increase in assets
  - Non interest income increase driven by mortgage division
  - Non interest expense relatively flat on continued cost controls



Net Interest Income
(in millions)
$234
$258
$284
$317
$324
$322
$81
$79
$81
$80
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
Full year
Q1 2020
Q2 2020
Q3 2020
Q4 2020



Non Interest Income
(in millions)
$27
$27
$29
$23
$26
$46
$10
$18
$12
$5
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
Full year
1Q 2020
2Q 2020
3Q 2020
4Q 2020



Non Interest Expense
(in millions)
$111
$115
$119
$127
$140
$144
$35
$37
$35
$37
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
Full year
Q1 2020
Q2 2020
Q3 2020
Q4 2020

Note: Peers are depository institutions with assets from $7-$15 billion as of December 31, 2020 (excludes savings banks, thrifts and mutuals). 2020Y is through the most recently reported quarter end.
Source: S&P Global Market Intelligence.
*Computed by dividing non interest expense by the sum of net interest income and noninterest income; 2020Y components are rounded and may not add to yearly total.

EAGLE BANCORP, INC.

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Strong earnings to close out 2020 18 • Eagle had a strong finish to 2020 ‒ 3rd & 4th quarter earnings were two best linked quarters ever - $80.2 million ‒ ROAA of 1.57% (3Q) and 1.39% (4Q) • Returns on tangible common equity (non- GAAP) ‒ Impacted by higher level of capitalization (TCE/TA 10.31% vs. 9.09% peer) ‒ PPNR down in 4th quarter on much higher average assets (up $668 million) Note: Peers are depository institutions with assets from $7-$15 billion as of December 31, 2020 (excludes savings banks, thrifts and mutuals). 2020Y is through the most recently reported quarter end. Source: S&P Global Market Intelligence. *Please refer to the Non-GAAP reconciliation and footnotes in the appendices. 14.69% 14.19% 12.54% 16.63% 13.40% 12.03% 11.88% 11.73% 11.56% 15.04% 14.12% 11.16% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y Return on Average Tangible Common Equity (Non-GAAP)* EagleBancorp Peer Median 1.49% 1.52% 1.41% 1.91% 1.61% 1.28% 0.99% 1.02% 1.00% 1.30% 1.26% 0.91% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y Return on Average Assets EagleBancorp Peer Median

$18.83 $21.61 $24.67 $29.17 $32.67 $35.74 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y Tangible Book Value Per Share Building tangible book value 19 Note: Quarterly EPS are rounded and do not add to yearly total. Quarterly dividend began in the 2nd quarter of 2020 at $0.22 per share. • Tangible book continues to rise ‒ TBVPS growth of 13.7% (CAGR) from 2015 through end of 2020 • In 2020 returned almost $90 million to stockholders ‒ Stock repurchases of $61.4 million ‒ Dividends of $28.3 million (21.6% payout ratio) $0.22 $0.22 $0.22 $0.22 $- $- $- $- $0.66 $0.88 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y Common Dividends Per Share Full year 1Q 2020 2Q 2020 3Q 2020 4Q 2020 $0.70 $0.90 $1.28 $1.21 $2.50 $2.86 $2.92 $4.42 $4.18 $4.08 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y Earnings per Share (diluted) Full year 1Q 2020 2Q 2020 3Q 2020 4Q 2020

CECL Adopted 1.05% 1.04% 1.01% 1.00% 0.98% 1.23% 1.36% 1.40% 1.41% Allowance for Credit Losses / Loans 0.31% 0.30% 0.20% 0.21% 0.56% 0.56% 0.69% 0.62% 0.59% NPAs* / Assets CECL Adopted Asset quality remains strong 20 Note: CECL adoption on January 1, 2020 led to an initial adjustment to the allowance for credit losses of $10.6 million. 2020Y components are rounded and may not add to yearly total. *NPAs include loans 90 days past due and still accruing. $14.3 $19.7 $6.6 $4.9 $14.6 $11.3 $9.0 $8.7 $13.1 $45.6 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y (in m ill io ns ) Provision for Credit Losses Full year Q1 2020 Q2 2020 Q3 2020 Q4 2020 0.17% 0.09% 0.06% 0.05% 0.13% 0.12% 0.36% 0.26% 0.28% NCO / Average Loans • Provision build in 1st half of 2020 for CECL adoption and COVID-19 • Credit quality remained strong in 2nd half of 2020 ‒ NPAs and charge-offs remain low ‒ Lower provision in 3rd and 4th quarters

21 Margin impacted by deposit inflow • Margin decline driven by ‒ Deposit inflows which changed mix of earning assets ‒ PPP loans of $455 million with 1% coupon • Average loans to average assets ‒ Moved from low-to-mid-80s% to 70.9% with deposit inflows and lower demand for loans 4.33% 4.16% 4.15% 4.10% 3.77% 3.49% 3.26% 3.08% 2.98% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 2020Q2 2020Q3 2020Q4 Net Interest Margin 81.6% 82.9% 83.8% 83.4% 82.8% 81.0% 77.6% 75.5% 70.9% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 2020Q2 2020Q3 2020Q4 Average Loans / Average Assets $4.6 $5.3 $5.9 $6.6 $7.3 $7.7 $8.0 $7.9 $7.9 $4.7 $5.4 $5.8 $6.4 $7.2 $7.7 $8.5 $8.6 $9.2 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 (in b ill io ns ) Average Loans & Average Deposits Average Loans Average Deposits

22 Yield on loans flat, deposit costs down • Yield on Loans ‒ PPP loans of $455 million at 1% coupon ‒ Continued focus on good credit and stable income producing CRE • Cost of funds ‒ Lowered deposit rates across the board by 5 basis points in mid-December 2020 ‒ Expect deposit costs to decrease further as higher priced CD funding rolls off ‒ Pricing competition remains stable for now 4.69% 4.60% 4.73% 5.09% 5.00% 4.55% 3.91% 3.66% 3.46% 5.24% 5.11% 5.17% 5.54% 5.45% 5.07% 4.63% 4.46% 4.50% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 2020Q2 2020Q3 2020Q4 Yield on Loans & Average Earning Assets Yield on Average Earning Assets Yield on Loans Note: Cost of deposits is total interest bearing deposits divided by average deposits. 0.31% 0.36% 0.47% 0.93% 1.26% 1.07% 0.59% 0.51% 0.41% 0.36% 0.44% 0.58% 0.99% 1.23% 1.06% 0.65% 0.58% 0.48% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 2020Q2 2020Q3 2020Q4 Cost of Funds & Cost of Deposits Cost of Deposits Cost of Funds

Deposits up $1 billion in the 4th quarter 23 *Core deposits include CDAR’s and ICS reciprocal deposits. • Total Deposits $9.2 billion ‒ Up $2 billion in 2020 ‒ Up $1 billion in 4th quarter 2020 • Deposit philosophy ‒ Commercial focus drives growth of Noninterest Bearing Demand accounts ‒ Wholesale MM used to enhance cost of funds, not a strategy to replace growth in core deposits $7,224 $8,142 $7,936 $8,179 $9,189 2019Q4 2020Q1 2020Q2 2020Q3 2020Q4 (in m ill io ns ) Deposits - Last 5 Quarter Ends

Securities Portfolio

$ in thousands Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Allowance for Credit Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
		December 31, 2020				
US Government Agency Securities	$181,087	$1,461	$627	$0	$181,921	16.0%
Mortgage Backed Securites - GSEs	811,328	14,506	833	-	$825,001	71.9%
Municipal Bonds	102,259	5,872	-	139	$107,992	9.1%
Corporate Bonds	34,383	1,624	8	28	$35,971	3.0%
Other Equity Investments	198	-	-	-	198	0.0%
Total Securities	**$1,129,255**	**$23,463**	**$1,468**	**$167**	**$1,151,083**	**100.0%**
		September 30, 2020				
US Government Agency Securities	$130,313	$1,638	$665	$0	$131,286	13.6%
Mortgage Backed Securites - GSEs	702,655	14,578	590	-	$716,643	73.5%
Municipal Bonds	90,292	4,551	114	16	$94,713	9.4%
Corporate Bonds	33,345	1,596	71	140	$34,730	3.5%
Other Equity Investments	198	-	-	-	198	0.0%
Total Securities	**$ 956,803**	**$ 22,363**	**$ 1,440**	**$ 156**	**$ 977,570**	**100.0%**
		December 31, 2019				
US Government Agency Securities	$180,228	$621	$1,055	$0	$179,794	21.5%
Mortgage Backed Securites - GSEs	541,490	4,337	1,975	-	543,852	64.4%
Municipal Bonds	71,902	2,034	5	-	73,931	8.6%
Corporate Bonds	10,530	203	-	-	10,733	1.3%
US Treasury	34,844	11	-	-	34,855	4.2%
Other Equity Investments	198	-	-	$0	198	0.0%
Total Securities	**$839,192**	**$7,206**	**$3,035**	**$ -**	**$843,363**	**100.0%**

- **Highlights**
  - $22.0 million net unrealized gains as of December 31, 2020
  - Average life of portfolio is 3.4 years
  - Excludes Federal Reserve and Federal Home Loan Bank stock

EAGLE BANCORP, INC.

24

Loan Mix 25 • Loan commentary – C&I/Owner Occupied CRE at 31% of portfolio is more of a focus than other local banks – C&I Loan Portfolio is predominantly variable rate loans – Owner Occupied Loans are key to small and mid- market relationships – DDA Operating Accounts of C&I relationships are a critical component of deposit composition strategy – Treasury Management services provide opportunity for relationship retention and expansion • CRE risk management – Executive & Board Level Oversight of Approval Process – Disciplined Underwriting – Proactive Portfolio Management – Quarterly Stress Testing of CRE Portfolio – Quarterly Independent Credit Review – Dedicated Special Assets Team Outstanding Percent of Loan Type Balance Portfolio (in millions) C&I $1,437.4 18.5% Owner Occupied CRE 997.7 12.9% Income Producing CRE 3,687.0 47.5% Owner Occupied Const. 158.9 2.0% CRE Construction 801.2 10.3% Land 72.1 0.9% Residential Mortgage 76.6 1.0% Consumer 74.5 1.0% PPP 454.8 5.9% Total $7,760.2 100.0%

Loan Portfolio - Details

$ in millions		Commercial Real Estate		Construction							
Location	C&I	Owner Occupied CRE	Income Producing CRE	Owner Occupied Const.	CRE Construction	Land	Residential Mortgage	Consumer	PPP	Total	% of Total
District of Columbia	$346.8	$216.2	$1,164.6	$49.1	$528.1	$30.9	$36.1	$13.7	$130.2	$2,515.7	32.4%
Suburban Washington											
Montgomery	$371.1	$171.7	$679.3	$31.8	$61.6	$6.7	$12.5	$36.9	$123.0	$1,494.6	19.3%
Fairfax	219.3	78.1	437.9	-	46.6	3.8	7.6	10.3	72.4	876.0	11.3%
Prince George's	125.3	132.0	267.6	15.8	25.0	7.0	-	1.0	39.8	613.5	7.9%
Loudoun	49.5	46.7	163.9	7.8	23.1	-	1.9	2.1	12.3	307.3	4.0%
Arlington	51.6	0.4	88.7	1.7	1.6	-	0.7	0.6	7.6	152.9	2.0%
Alexandria	26.4	29.0	84.0	8.6	14.8	-	-	3.6	10.6	177.0	2.3%
Prince William	7.7	30.3	78.9	6.8	6.0	-	-	0.7	4.6	135.0	1.7%
Frederick	6.9	0.6	62.5	2.9	-	4.0	0.6	0.4	4.0	81.9	1.1%
Suburban Washington	$857.8	$488.8	$1,862.8	$75.4	$178.7	$21.5	$23.3	$55.6	$274.3	$3,838.2	49.5%
Other Maryland											
Baltimore	$41.5	$30.8	$121.0	$2.4	$8.0	$0.0	$0.1	$0.1	$5.1	$209.0	2.7%
Anne Arundel	14.3	26.8	120.7	-	24.5	-	2.9	1.0	6.8	197.0	2.5%
Eastern Shore	8.0	11.3	73.1	-	0.2	0.1	1.6	-	0.9	95.2	1.2%
Howard	13.9	3.8	39.3	-	-	3.2	0.8	1.2	12.7	74.9	1.0%
Charles	0.4	20.2	6.9	-	-	-	0.3	0.2	0.9	28.9	0.4%
Other MD	3.5	9.1	2.8	-	2.2	-	-	0.4	0.3	18.3	0.2%
Other Maryland	$81.6	$102.0	$363.8	$2.4	$34.9	$3.3	$5.7	$2.9	$26.6	$623.2	8.0%
Other Virginia											
Fauquier	2.0	-	10.4	-	-	-	1.7	0.3	2.3	16.7	0.2%
Other VA	11.4	43.7	122.5	1.8	15.1	0.8	0.4	0.2	3.2	199.1	2.6%
Other Virginia	$13.4	$43.7	$132.9	$1.8	$15.1	$0.8	$2.1	$0.5	$5.5	$215.8	2.8%
Other USA	$137.8	$147.0	$162.9	$30.2	$44.4	$15.6	$9.4	$1.8	$18.2	$567.3	7.3%
Total	**$1,437.4**	**$997.7**	**$3,687.0**	**$158.9**	**$801.2**	**$72.1**	**$76.6**	**$74.5**	**$454.8**	**$7,760.2**	**100.0%**
% of Total (ex PPP)	19.7%	13.7%	50.5%	2.2%	11.0%	1.0%	1.0%	1.0%	NA	100.0%	
% of Total	18.5%	12.9%	47.5%	2.0%	10.3%	0.9%	1.0%	1.0%	5.9%	100.0%	

31.4%

Note: Data as of December 31, 2020.

EAGLE BANCORP, INC.

26

ADC & CRE Concentration 27 Note: ADC and CRE concentration ratios represents concentration as a percentage of consolidated risk-based capital. CRE excludes owner occupied. CRE Details ADC Details $ in millions 2019 Q4 2020 Q1 2020 Q2 2020 Q3 2020 Q4 Total CRE portfolio $4,731 $4,803 $4,741 $4,661 $4,618 CRE/Total Loans 62.7% 61.3% 59.1% 59.2% 59.5% NPLs/Total CRE 0.35% 0.33% 0.52% 0.58% 0.70% NCOs/Total CRE 0.08% 0.12% 0.06% 0.15% 0.12% $ in millions 2019 Q4 2020 Q1 2020 Q2 2020 Q3 2020 Q4 Total ADC portfolio $1,610 $1,413 $1,473 $1,428 $1,378 ADC/Total Loans 21.3% 18.0% 18.4% 18.1% 17.8% NPLs/Total ADC 0.72% 0.49% 0.86% 0.72% 0.60% NCOs/Total ADC 0.00% 0.50% 0.24% 0.27% 0.21%

COVID-19 Deferral Trend & Philosophy 28 • COVID-19 Task Force created to recognize and remediate risk in the loan portfolio ‒ 6 Senior Executives ‒ Jan Williams CCO is Chair • Migration ‒ To provide heightened visibility and oversight, all 2nd deferrals were added to the Watch list in the third quarter ‒ Of the $851 million deferred as of 9/30/2020, as of 12/31/2020 $73 million were 30-89 past due and $20 million were NPLs $ in millions 6/30/2020 9/30/2020 12/31/2020 Loan Balance $1,630 $851 $72 Number of Notes 708 321 36 Percent of loans 20.3% 10.8% 0.9% $ in millions % of Weighted Number Deferred Total Total Avg. LTV Industry/ of Total Note Deferred Outstanding of RE Avg. Loan Collateral Type Notes Outstanding Count Outstanding Deferred Collateral Size December 31, 2020 Hotels 43 $529 0 $0.0 0.0% NA - Restaurants 393 238 2 5.0 2.1% 75% $2.5 Retail 312 461 1 4.0 0.9% 75% 4.0 Other 5,534 6,532 33 63.5 1.0% 68% 1.9 Total 6,282 $7,760 36 $72.5 0.9% NA NA

Mortgages, FHA & SBA 29 • Mortgages ‒ Locked loans in 2020 were $1.9 billion • FHA Multi-Family ‒ 5 dedicated FTE’s ‒ Group started in 2016 ‒ Revenue of almost $4 million in 2020 • SBA ‒ PPP loans to over 1,400 businesses with total balances of $456 million as of the end of the 3rd quarter ‒ Actively assisting clients with new round of PPP *Locked loans are loans for which an application is received and an interest rate is locked between the prospective borrower and the bank. Not all locked loans close. **1st quarter of 2020 includes hedge and mark to market losses of $2.6 million

Appendices 30

Performance Statistics Summary

Key Ratios (as of or for the period ended)	2015Y	2016Y	2017Y	2018Y	2019Y	2020Y	Peer Median 2020Y
Profitability							
Net Interest Margin	4.33%	4.16%	4.15%	4.10%	3.77%	3.19%	3.31%
Efficiency Ratio	42%	40%	38%	37%	40%	39%	57%
Return on Average Assets	1.49%	1.52%	1.41%	1.91%	1.61%	1.28%	0.91%
Return on Average Tangible Common Equity*	14.69%	14.19%	12.54%	16.63%	13.40%	12.03%	11.16%
Asset Quality							
Allowance Loan Losses/Gross Loans	1.05%	1.04%	1.01%	1.00%	0.98%	1.41%	1.42%
NPAs + 90 Days Past Due/Total Assets	0.31%	0.30%	0.20%	0.21%	0.56%	0.59%	NA
Net Charge-Offs to Average Loans (annualized)	0.17%	0.09%	0.06%	0.05%	0.13%	0.26%	0.07%
Reserve/NPLs (Coverage Ratio)	398%	330%	489%	430%	151%	180%	NA
Capital							
Tier 1 Leverage Ratio	10.90%	10.72%	11.45%	12.10%	11.62%	10.31%	9.51%
Tangible Common Equity/Tangible Assets*	10.56%	10.84%	11.61%	12.11%	12.22%	10.31%	9.09%
Total Risk Based Capital Ratio	12.75%	14.89%	15.02%	16.08%	16.20%	17.04%	14.90%
Valuation**						As of 2/5/2021	
Price/LTM Earnings	20.2x	21.3x	19.8x	11.0x	11.6x	11.1x	14.7x
Price/Tangible Book Value	268%	282%	235%	167%	149%	126%	159%

Note: Peers are depository institutions with assets from $7-$15 billion as of December 31, 2020 (excludes savings banks, thrifts and mutuals). There were 45 depository institutions within that range as of December 31, 2020, and all were included in the peer group. Source: S&P Global Market Intelligence.

*Please refer to the Non-GAAP reconciliation and footnotes in the appendices.

**Valuation uses period-end closing stock price except for 2020Y which uses closing stock price on February 5, 2021 with EPS for the year ended December 31, 2020 and TBV as of December 31, 2020. EGBN closing stock price was $45.17 on February 5, 2021 with LTM diluted EPS of $4.08 and TBVPS of $35.74.

EAGLE BANCORP, INC.

31

Historical Balance Sheet 32 $'s in thousands 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 5 Year Compound Growth Rate Assets Cash and Equivalents $298,363 $368,163 $190,473 $321,864 $241,973 $1,789,055 43.1% Securities Available for Sale 504,772 559,708 625,592 807,645 878,557 1,191,187 18.7% Total Cash and Securities 803,135 927,871 816,065 1,129,509 1,120,530 2,980,242 30.0% Gross Loans HFI 4,998,368 5,677,893 6,411,528 6,991,447 7,545,748 7,760,212 9.2% Loan Loss Reserves 52,687 59,074 64,758 69,944 73,658 109,579 15.8% Loans Held for Sale 47,492 51,629 25,096 19,254 56,707 88,205 13.2% Total Net Loans 4,993,173 5,670,448 6,371,866 6,940,757 7,528,797 7,738,838 9.2% Real Estate Owned 5,852 2,694 1,394 1,394 1,487 4,987 (3.1%) Total Intangibles 108,155 106,947 106,824 105,470 104,542 104,976 (0.6%) Total Servicing Rights 387 472 388 296 197 138 (18.6%) Other Assets 164,875 181,664 182,492 211,711 233,166 288,621 11.8% Total Assets $6,075,577 $6,890,096 $7,479,029 $8,389,137 $8,988,719 $11,117,802 12.8% Liabilities Deposits $5,158,444 $5,716,114 $5,853,984 $6,974,285 $7,224,391 $9,189,203 12.2% FHLB Borrowings 0 0 325,000 0 250,000 300,000 100.0% Repurchase Agreements 72,356 68,876 76,561 30,413 30,980 26,726 (18.1%) Subordinated Debt 68,928 216,514 216,905 217,296 217,687 268,077 31.2% Other Liabilities 37,248 45,793 56,141 58,202 74,980 92,904 20.1% Total Liabilities 5,336,976 6,047,297 6,528,591 7,280,196 7,798,038 9,876,910 13.1% Equity Common Equity 738,410 845,180 952,188 1,113,216 1,187,722 1,225,392 10.7% Net Unrealized Gain (Loss) 191 (2,381) (1,750) (4,275) 2,959 15,500 140.9% Total Stockholders Equity 738,601 842,799 950,438 1,108,941 1,190,681 1,240,892 10.9% Total Liabilities and Equity $6,075,577 $6,890,096 $7,479,029 $8,389,137 $8,988,719 $11,117,802 12.8%

Historical Income Statement

$ in thousands, except per share data	2015Y	2016Y	2017Y	2018Y	2019Y	2020Y	5 Year Compound Growth Rate
Total Interest Income	$253,180	$285,805	$324,034	$393,286	$429,630	$389,986	9.0%
Total Interest Expense	19,238	27,641	40,147	76,293	105,585	68,424	28.9%
Net Interest Income	233,942	258,164	283,887	316,993	324,045	321,562	6.6%
Loan Loss Provision	14,638	11,331	8,971	8,660	13,091	45,571	25.5%
Provision for Unfunded Commitments	-	-	-	-	-	1,380	100.0%
Service Charges on Deposits	5,397	5,821	6,364	7,014	6,247	4,416	(3.9%)
Gain/Loss on Sale of Loans	11,973	11,563	9,276	5,963	8,474	22,089	13.0%
Gain/Loss on Sale of Securities	2,254	1,194	542	97	1,517	1,815	(4.2%)
Loss on early extinguishment of debt	(1,130)	-	-	-	-	-	(100.0%)
BOLI Revenue	1,589	1,554	1,466	1,507	1,703	2,071	5.4%
Other Noninterest Income	6,545	7,152	11,725	8,005	7,758	15,305	18.5%
Total Noninterest Income	26,628	27,284	29,373	22,586	25,699	45,696	11.4%
Salaries and Employee Benefits	61,749	67,010	67,129	67,734	79,842	74,440	3.8%
Premises and Equipment Expenses	16,026	15,118	15,632	15,660	14,387	15,715	(0.4%)
Marketing and Advertising	2,748	3,495	4,095	4,566	4,826	4,278	9.3%
Data Processing	7,533	7,747	8,220	9,714	9,412	10,702	7.3%
Legal, Accounting and Professional Fees	3,729	3,673	5,053	9,742	12,195	16,406	34.5%
FDIC Insurance	3,154	2,718	2,554	3,512	3,206	7,941	20.3%
Other Noninterest Expenses	15,777	15,254	15,869	15,783	15,994	14,680	(1.4%)
Total Noninterest Expense	110,716	115,015	118,552	126,711	139,862	144,162	5.4%
Net Income Before taxes	135,216	159,102	185,736	204,208	196,791	176,145	5.4%
Income taxes	51,049	61,395	85,504	51,932	53,848	43,928	(3.0%)
Net Income	84,167	97,707	100,232	152,276	142,943	132,217	9.5%
Preferred Dividends	601	-	-	-	-	-	(100.0%)
Net Income Available to Common	$83,566	$97,707	100,232	$152,276	$142,943	$132,217	9.6%
Earnings per Share - Diluted	$2.50	$2.86	$2.92	$4.42	$4.18	$4.08	

EAGLE BANCORP, INC.

33

Loan Portfolio – Income Producing CRE

$ in millions Location	Hotel/ Motel	Industrial	Mixed Use	Multi-Family	Office & Office Condo	Retail	Family & Res. Condo	Other	Total	% of Total
District of Columbia	$186.5	$15.6	$342.1	$233.7	$115.7	$74.7	$86.6	$109.7	$1,164.6	31.6%
Suburban Washington										
Montgomery	$44.4	$17.2	$157.4	$73.3	$303.6	$11.5	$10.0	$61.9	$679.3	18.4%
Fairfax	-	0.4	11.5	1.0	239.9	65.3	11.0	108.8	437.9	11.9%
Prince George's	76.6	2.2	3.1	8.0	48.5	65.2	2.4	61.6	267.6	7.3%
Loudoun	-	16.8	-	41.0	36.7	7.0	2.2	60.2	163.9	4.4%
Arlington	46.4	-	-	0.2	37.6	-	4.5	-	88.7	2.4%
Alexandria	-	-	9.6	-	54.7	17.9	0.8	1.0	84.0	2.3%
Prince William	27.1	3.5	-	-	5.9	10.5	1.4	30.5	78.9	2.1%
Frederick	-	2.1	2.6	-	5.9	39.8	1.5	10.6	62.5	1.7%
Suburban Washington	$194.5	$42.2	$184.2	$123.5	$732.8	$217.2	$33.8	$334.6	$1,862.8	50.5%
Other Maryland										
Baltimore	$15.2	$1.1	$85.6	$1.3	$7.2	$6.5	$1.9	$2.2	$121.0	3.3%
Anne Arundel	9.7	23.0	29.4	48.3	1.9	8.4	-	-	120.7	3.3%
Eastern Shore	57.8	-	-	3.2	1.8	0.5	8.1	1.7	73.1	2.0%
Howard	-	6.4	-	-	2.2	9.5	3.5	17.7	39.3	1.1%
Charles	-	-	-	-	6.3	0.6	-	-	6.9	0.2%
Other MD	-	-	0.1	1.3	-	1.3	-	0.1	2.8	0.1%
Other Maryland	$82.7	$30.5	$115.1	$54.1	$19.4	$26.8	$13.5	$21.7	$363.8	9.9%
Other Virginia										
Fauquier	-	-	-	-	$6.5	$3.9	-	-	$10.4	0.3%
Other VA	-	0.2	5.5	23.9	49.3	36.7	1.8	5.1	122.5	3.3%
Other Virginia	-	$0.2	$5.5	$23.9	$55.8	$40.6	$1.8	$5.1	$132.9	3.6%
Other USA	3.0	-	0.4	102.7	3.6	8.2	5.1	39.9	162.9	4.4%
Total	**$466.7**	**$88.5**	**$647.3**	**$537.9**	**$927.3**	**$367.5**	**$140.8**	**$511.0**	**$3,687.0**	**100.0%**
% of Total	12.7%	2.4%	17.6%	14.6%	25.2%	10.0%	3.8%	13.9%	100.0%	

Note: Data as of December 31, 2020

EAGLE BANCORP, INC.

34

Loan Portfolio – CRE Construction

$ in millions Location	Single & 1-4 Family	Multi-Family	Office & Office Condo	Hotel/ Motel	Mixed Use	Retail	Residential Condo	Other	Total	% of Total
District of Columbia	$37.9	$223.1	$79.9	$0.0	$119.7	$2.5	$50.3	$14.7	$528.1	65.9%
Suburban Washington										
Montgomery	$16.9	$16.1	$22.4	$0.0	$0.0	$0.0	$0.3	$5.9	$61.6	7.7%
Fairfax	31.9	0.7	-	-	3.4	-	-	10.6	46.6	5.8%
Prince George's	3.6	-	-	12.2	-	-	-	9.2	25.0	3.1%
Loudoun	-	-	-	-	2.9	1.2	6.8	12.2	23.1	2.9%
Arlington	1.6	-	-	-	-	-	-	-	1.6	0.2%
Alexandria	1.6	4.6	-	-	-	-	8.6	-	14.8	1.8%
Prince William	1.0	-	-	-	-	-	-	5.0	6.0	0.7%
Frederick	-	-	-	-	-	-	-	-	-	0.0%
Suburban Washington	$56.6	$21.4	$22.4	$12.2	$6.3	$1.2	$15.7	$42.9	$178.7	22.3%
Other Maryland										
Baltimore	$0.5	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$7.5	$8.0	1.0%
Anne Arundel	-	-	-	-	24.5	-	-	-	24.5	3.1%
Eastern Shore	0.1	-	-	-	-	-	-	0.1	0.2	0.0%
Howard	-	-	-	-	-	-	-	-	-	0.0%
Charles	-	-	-	-	-	-	-	-	-	0.0%
Other MD	-	-	-	-	2.2	-	-	-	2.2	0.3%
Other Maryland	$0.6	$0.0	$0.0	$0.0	$26.7	$0.0	$0.0	$7.6	$34.9	4.4%
Other Virginia										
Fauquier	-	-	-		-		-	-	-	0.0%
Other VA	15.1	-	-	-	-	-	-	-	15.1	1.9%
Other Virginia	$15.1	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$15.1	1.9%
Other USA	0.7	-	-	30.7	-	-	0.2	12.8	44.4	5.5%
Total	**$110.9**	**$244.5**	**$102.3**	**$42.9**	**$152.7**	**$3.7**	**$66.2**	**$78.0**	**$801.2**	**100.0%**
% of Total	13.8%	30.5%	12.8%	5.4%	19.1%	0.5%	8.3%	9.7%	100.0%	
Renovation	$27.4	$56.9	$55.4	$0.0	$13.6	$0.0	$5.9	$15.3	$174.5	
Ground-Up	83.5	187.6	46.9	42.9	139.1	3.7	60.3	62.7	626.7	

Note: Data as of December 31, 2020

EAGLE BANCORP, INC.
35

Non-GAAP Reconciliation (unaudited)

$ in thousands, except per share data	For the year							
	2000Y	2010Y	2015Y	2016Y	2017Y	2018Y	2019Y	2020Y
Common shareholders' equity	$15,522	$182,134	$738,601	$842,799	$950,438	$1,108,941	$1,190,681	$ 1,240,891
Less: Intangible assets	-	(4,035)	(108,542)	(107,419)	(107,212)	(105,766)	(104,739)	(105,114)
Tangible common equity	**$15,522**	**$178,099**	**$630,059**	**$735,380**	**$843,226**	**$1,003,175**	**$1,085,942**	**$ 1,135,777**
Per common share:								
Book value	$2.63	$8.41	$22.07	$24.77	$27.80	$32.25	$35.82	$ 39.05
Less: Intangible book value	-	(0.20)	(3.24)	(3.16)	(3.13)	(3.08)	(3.15)	(3.31)
Tangible book value	**$2.63**	**$8.21**	**$18.83**	**$21.61**	**$24.67**	**$29.17**	**$32.67**	**$ 35.74**
Total assets			$6,076,649	$6,890,097	$7,479,029	$8,389,137	$8,988,719	$ 11,117,802
Less: Intangible assets			(108,542)	(107,419)	(107,212)	(105,766)	(104,739)	(105,114)
Tangible assets			**$5,968,107**	**$6,782,678**	**$7,371,817**	**$8,283,371**	**$8,883,980**	**$ 11,012,688**
Tangible common equity ratio			**10.56%**	**10.84%**	**11.44%**	**12.11%**	**12.22%**	**10.31%**
Average:								
Common shareholders' equity			$678,387	$796,400	$906,169	$1,022,642	$1,172,051	$1,204,341
Less: Intangible assets			(109,478)	(107,981)	(107,117)	(106,806)	(105,167)	(104,903)
Tangible common equity			**$568,910**	**$688,420**	**$799,052**	**$915,836**	**$1,066,884**	**$1,099,438**
Net Income			$83,566	$97,707	$100,232	$152,276	$142,943	$132,217
Average tangible common equity			$568,910	$688,420	$799,052	$915,836	$1,066,884	$1,099,438
Return on Avg. Tangible Common Equity			**14.69%**	**14.19%**	**12.54%**	**16.63%**	**13.40%**	**12.03%**

Note: Per share data is adjusted for - 5:4 stock split 3/31/2000, 7:5 stock split 6/15/2001, 1.3:1 stock split 2/28/2005; 1.3:1 stock split 7/5/2006; 10% stock dividend 10/1/2008 and 10% stock dividend 6/14/2013.

EAGLE BANCORP, INC.
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Non-GAAP Reconciliation (unaudited)

$ in thousands	For the Year					For the Quarter			
	2015Y	2016Y	2017Y	2018Y	2019Y	2020Q1	2020Q2	2020Q3	2020Q4
Income statement									
Net interest income	$233,942	$258,165	$283,887	$316,993	$324,045	$79,744	$81,363	$79,038	$81,418
Non-interest income	26,628	27,284	29,372	22,586	25,699	5,470	12,495	17,844	9,887
Non-interest expense	(110,716)	(115,016)	(118,552)	(126,711)	(139,862)	(37,347)	(34,892)	(36,915)	(35,009)
Pre-provision net revenue ("PPNR")	**$149,854**	**$170,433**	**$194,707**	**$212,868**	**$209,882**	**$47,867**	**$58,966**	**$59,967**	**$56,296**
Average assets	**$5,630,567**	**$6,436,774**	**$7,089,211**	**$7,958,941**	**$8,853,066**	**$9,447,663**	**$10,326,709**	**$10,473,595**	**$11,141,826**
PPNR to Average assets	**2.66%**	**2.65%**	**2.75%**	**2.67%**	**2.37%**	**2.03%**	**2.28%**	**2.29%**	**2.02%**

Note: Tangible common equity to tangible assets (the "tangible common equity ratio"), tangible book value per common share, annualized return on average tangible common equity, and pre-provision net revenue to average assets ("PPNR/AA") are non-GAAP financial measures derived from GAAP based amounts.

The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding. The Company calculates the annualized return on average tangible common equity ratio by dividing net income available to common shareholders by average tangible common equity which is calculated by excluding the average balance of intangible assets from the average common shareholders' equity.
The Company calculates PPNR/AA by dividing pre-provision net revenue (which is calculated as the sum of net interest income and non interest income, less non interest expense) by average assets.

The Company considers these calculations to provide important information to shareholders, management and other interested parties as: tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk based ratios and as such is useful to evaluate capital adequacy and to compare against other financial institutions; tangible book value and annualized return on tangible common equity are useful in comparing pricing multiples based on tangible book value and to compare against other financial institutions; and PPNR/AA provides an analysis of the Company on an operating basis, absent provisions to the allowance for credit losses which can fluctuate significantly from period-to-period under the recently adopted CECL methodology.

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